                                                                    Exhibit 99.5

                    [BANC OF AMERICA SECURITIES LOGO OMITTED]

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$303,098,000 CERTIFICATES (APPROXIMATE)

CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
Offered Classes: A-1, A-2, A-3, M-1, M-2, M-3, M-4, M-5, M-6, M-7 & M-8

ASSET BACKED FUNDING CORPORATION
Depositor

CENTEX HOME EQUITY COMPANY, LLC
Originator and Servicer

OCTOBER 6TH, 2004

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

}}    SUMMARY OF CERTIFICATES                               PP. 3

}}    IMPORTANT DATES AND CONTACTS                          PP. 4

}}    SUMMARY OF TERMS                                      PP. 5

}}    CREDIT ENHANCEMENT                                    PP. 7

}}    PASS-THROUGH RATES                                    PP. 10

}}    TRIGGER EVENTS                                        PP. 11

}}    YIELD MAINTENANCE AGREEMENTS                          PP. 12

}}    WATERFALL                                             PP. 15

}}    DEFINITIONS                                           PP. 19

}}    BOND SUMMARY                                          PP. 24

}}    CAP SCHEDULES                                         PP. 28

ANNEX A
-------
COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING CHEC LOAN TRUST 2004-2
COLLATERAL ANNEX

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------------
               EXPECTED                               EXPECTED           EXPECTED            EXPECTED INITIAL
             APPROXIMATE      INTEREST   PRINCIPAL   WAL (YRS)    PRINCIPAL WINDOW (MOS)    CREDIT ENHANCEMENT    EXPECTED RATINGS
    CLASS    SIZE ($)(1)        TYPE        TYPE      CALL/MAT           CALL/MAT         ENHANCEMENT PERCENTAGE     MOODY'S S&P
------------------------------------------------------------------------------------------------------------------------------------

   A-1(2)    146,018,000      Floating    Sen Seq   1.00 / 1.00      1 to 26 / 1 to 26            20.15%           Aaa         AAA
------------------------------------------------------------------------------------------------------------------------------------
   A-2(2)     56,282,000      Floating    Sen Seq   3.00 / 3.00     26 to 55 / 26 to 55           20.15%           Aaa         AAA
------------------------------------------------------------------------------------------------------------------------------------
   A-3(2)     45,168,000      Floating    Sen Seq   6.47 / 7.66    55 to 89 / 55 to 197           20.15%           Aaa         AAA
------------------------------------------------------------------------------------------------------------------------------------
     M-1      23,553,000      Floating      Mezz    5.04 / 5.58    40 to 89 / 40 to 167           12.55%           Aa3         AA+
------------------------------------------------------------------------------------------------------------------------------------
     M-2      9,918,000       Floating      Mezz    4.99 / 5.48    39 to 89 / 39 to 150           9.35%             A2         AA
------------------------------------------------------------------------------------------------------------------------------------
     M-3      4,648,000       Floating      Mezz    4.98 / 5.43    38 to 89 / 38 to 139           7.85%             A3         AA-
------------------------------------------------------------------------------------------------------------------------------------
     M-4      4,339,000       Floating      Mezz    4.96 / 5.38    38 to 89 / 38 to 132           6.45%            Baa1         A
------------------------------------------------------------------------------------------------------------------------------------
     M-5      3,099,000       Floating      Mezz    4.96 / 5.33    38 to 89 / 38 to 125           5.45%            Baa2        A-
------------------------------------------------------------------------------------------------------------------------------------
     M-6      3,099,000       Floating      Mezz    4.96 / 5.28    37 to 89 / 37 to 119           4.45%            Baa3       BBB+
------------------------------------------------------------------------------------------------------------------------------------
     M-7      3,874,000       Floating      Mezz    4.94 / 5.17    37 to 89 / 37 to 111           3.20%            N/R         BBB
------------------------------------------------------------------------------------------------------------------------------------
     M-8      3,100,000       Floating      Mezz    4.93 / 4.99     37 to 89 / 37 to 99           2.20%            N/R        BBB-
------------------------------------------------------------------------------------------------------------------------------------

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Class A-1, Class A-2 and Class A-3 Certificates will be sized on investor demand and may be either combined or further divided.

--------------------------------------------------------------------------------
(1) The margins on the Class A Certificates will double, and the margins on the
    Mezzanine Certificates will equal 1.5x their original margins after the
    Optional Termination Date.
(2) The Offered Certificates will be subject to the Net WAC Rate as described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
ADJUSTABLE-RATE  100% ARM PPC
MORTGAGE LOANS   100% ARM PPC assumes that prepayments are at 28% CPR
--------------------------------------------------------------------------------
FIXED-RATE       100% FRM PPC
MORTGAGE         LOANS 100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by approximately 2.3% each month to 23%
                 CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                           SUMMARY OF IMPORTANT DATES
--------------------------------------------------------------------------------------
DEAL INFORMATION                              COLLATERAL INFORMATION
Expected Pricing      10/08/2004              Cut-off Date                10/01/2004
Expected Settlement   10/28/2004
First Distribution    11/25/2004
Expected Stepdown     11/25/2007

BOND INFORMATION
                                                         Expected Last
                      Initial                              Scheduled         REMIC
                      Accrual      Accrual    Delay   Distribution Date*   Maturity
  Class   Dated Date    Days       Method      Days        Call/Mat         Date**

   A-1    10/28/2004      0        Act/360       0        Dec 06/Dec 06     Oct 34
   A-2    10/28/2004      0        Act/360       0        May 09/May 09     Oct 34
   A-3    10/28/2004      0        Act/360       0        Mar 12/Mar 21     Oct 34
   M-1    10/28/2004      0        Act/360       0        Mar 12/Sep 18     Oct 34
   M-2    10/28/2004      0        Act/360       0        Mar 12/Apr 17     Oct 34
   M-3    10/28/2004      0        Act/360       0        Mar 12/May 16     Oct 34
   M-4    10/28/2004      0        Act/360       0        Mar 12/Oct 15     Oct 34
   M-5    10/28/2004      0        Act/360       0        Mar 12/Mar15      Oct 34
   M-6    10/28/2004      0        Act/360       0        Mar 12/Sep 14     Oct 34
   M-7    10/28/2004      0        Act/360       0        Mar 12/Jan 14     Oct 34
   M-8    10/28/2004      0        Act/360       0        Mar 12/Jan 13     Oct 34
--------------------------------------------------------------------------------------

*   The Expected Last Scheduled Distribution Date is calculated based on the
    Pricing Speed and other modeling assumptions.
**  The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
Banc of America Securities LLC
MORTGAGE TRADING/SYNDICATE              Tel:   (212) 847 5095
--------------------------              Fax:  (212) 847 6230
Rob Karr                                robert.h.karr@bankofamerica.com
Patrick Beranek                         patrick.beranek@bankofamerica.com
Charlene Balfour                        charlene.c.balfour@bankofamerica.com
Chris Springer                          chris.springer@bankofamerica.com

PRINCIPAL FINANCE GROUP                 Fax: (704) 388-9668
-----------------------
Juanita Deane-Warner                    Tel:  (704) 683-5445
                                        juanita.l.deane-warner@bankofamerica.com
Michael Tri                             Tel:  (704) 388-8786
                                        michael.l.tri@bankofamerica.com
Nikole Hogue                            Tel: (704) 386-1853
                                        nikole.hogue@bankofamerica.com
Scott Shultz                            Tel: (704) 387-6040
                                        scott.m.shultz@bankofamerica.com
Pinar Kip                               Tel: (212) 933-3006
                                        pinar.kip@bankofamerica.com
RATING AGENCIES
---------------
Rebecca Neary                           Tel: (212) 438-3026
                                        Rebecca_Neary@sandp.com
Sang Shin                               Tel: (212)  553-4976
                                        Sang.shin@moodys.com
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

ISSUER:                  CHEC Loan Trust 2004-2 (the "Trust").

TITLE OF SECURITIES:     Asset-Backed Certificates, Series 2004-2.

OFFERED CERTIFICATES:    The Class A-1, Class A-2 and Class A-3 Certificates
                         (together, the "Class A Certificates") and the Class
                         M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                         M-6, Class M-7 and Class M-8 Certificates (the
                         "Mezzanine Certificates").

SEQUENTIAL               The Class A-1, Class A-2 and Class A-3 Certificates.
CERTIFICATES:            All principal distributions to the Sequential
                         Certificates shall be paid first, to the Class A-1
                         Certificates until the principal balance of the Class
                         A-1 Certificates is reduced to zero, second, to the
                         Class A-2 Certificates until the principal balance of
                         the Class A-2 Certificates is reduced to zero, third,
                         to the Class A-3 Certificates until the principal
                         balance of the Class A-3 Certificates is reduced to
                         zero.

OFFERING TYPE:           All the Offered Certificates will be offered publicly
                         pursuant to a Prospectus.

DEPOSITOR:               Asset Backed Funding Corporation.

ORIGINATOR AND           Centex Home Equity Company, LLC ("Centex").
SERVICER:

TRUSTEE:                 JPMorgan Chase Bank.

LEAD MANAGER AND         Banc of America Securities LLC.
BOOKRUNNER:

CO-MANAGERS:             Bear, Stearns & Co. Inc. and SunTrust Robinson Humphrey
                         Capital Markets.

CLOSING DATE:            On or about October 28, 2004.

TAX STATUS:              The Offered Certificates (exclusive of the right to
                         receive Net WAC Rate Carryover Amounts) will be
                         designated as regular interests in one or more REMICs
                         and, as such, will be treated as debt instruments of a
                         REMIC for federal income tax purposes.

ERISA ELIGIBILITY:       All of the Offered Certificates are expected to be
                         ERISA eligible under Banc of America's administrative
                         exemption from certain prohibited transaction rules
                         granted by the Department of Labor as long as (i)
                         conditions of the exemption under the control of the
                         investor are met and (ii) the Offered Certificates
                         remain in the four highest rating categories.

SMMEA ELIGIBILITY:       The Offered Certificates are not expected to constitute
                         "mortgage related securities" for purposes of SMMEA.

MINIMUM DENOMINATIONS:   $25,000 and integral multiples of $1 in excess thereof.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
DISTRIBUTION DATES:      The 25th of each month, or if such day is not a
                         business day, the next succeeding business day,
                         beginning in November 2004.

ACCRUED INTEREST:        The price to be paid by investors for the Offered
                         Certificates will not include accrued interest (settle
                         flat).

INTEREST ACCRUAL         The Interest Accrual Period for each Distribution Date
PERIOD:                  with respect to the Certificates will be the period
                         beginning with the previous Distribution Date (or, in
                         the case of the first Distribution Date, the Closing
                         Date) and ending on the day prior to such Distribution
                         Date.

DAY COUNT:               With respect to the Offered Certificates, Actual/360.

PAYMENT DELAY:           With respect to the Offered Certificates, 0 days.

SERVICING FEE:           Approximately 0.50% per annum on the aggregate
                         principal balance of the Mortgage Loans.

TRUSTEE FEE:             Approximately 0.0055% per annum on the aggregate
                         principal balance of the Mortgage Loans.

CUT-OFF DATE:            The close of business on October 1, 2004.

MORTGAGE LOANS:          As of the Cut-off Date, the aggregate principal balance
                         of the Mortgage Loans is approximately $309,916,203.92:
                         (i) approximately $ 115,263,054.18 of which consists of
                         fixed-rate mortgage loans and (ii) approximately
                         $194,653,149.74 of which consists of adjustable-rate
                         mortgage loans (together with the fixed rate mortgage
                         loans, the "Mortgage Loans").

                         SEE THE ACCOMPANYING CHEC LOAN TRUST 2004-2 COLLATERAL
                         ANNEX FOR ADDITIONAL INFORMATION ON THE MORTGAGE LOANS.

OPTIONAL TERMINATION     The first Distribution Date on which the aggregate
DATE:                    principal balance of the Mortgage Loans declines to 10%
                         or less of the aggregate principal balance of the
                         Mortgage Loans as of the Cut-off Date ("Cut-off Date
                         Principal Balance").

MONTHLY SERVICER         The Servicer will be obligated to advance its own funds
ADVANCES:                in an amount equal to the aggregate of all payments of
                         principal and interest (net of any Servicing Fees due
                         the Servicer) that were due during the related period
                         on the Mortgage Loans. Advances are required to be made
                         only to the extent they are deemed by the Servicer to
                         be recoverable from related late collections, insurance
                         proceeds, condemnation proceeds or liquidation
                         proceeds.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
CREDIT ENHANCEMENT:    Credit  enhancement for the structure is provided by
                       Excess Cashflow, overcollateralization and subordination.

                       CERTIFICATE CREDIT ENHANCEMENT
                       ------------------------------

                       (1)   The Class A Certificates are enhanced by Excess
                             Cashflow, the Overcollateralization Amount and
                             approximately 17.95% in subordinate certificates.

                       (2)   The Class M-1 Certificates are enhanced by Excess
                             Cashflow, the Overcollateralization Amount and
                             approximately 10.35% in subordinate certificates.

                       (3)   The Class M-2 Certificates are enhanced by Excess
                             Cashflow, the Overcollateralization Amount and
                             approximately 7.15% in subordinate certificates.

                       (4)   The Class M-3 Certificates are enhanced by Excess
                             Cashflow, the Overcollateralization Amount and
                             approximately 5.65% in subordinate certificates.

                       (5)   The Class M-4 Certificates are enhanced by Excess
                             Cashflow, the Overcollateralization Amount and
                             approximately 4.25% in subordinate certificates.

                       (6)   The Class M-5 Certificates are enhanced by Excess
                             Cashflow, the Overcollateralization Amount and
                             approximately 3.25% in subordinate certificates.

                       (7)   The Class M-6 Certificates are enhanced by Excess
                             Cashflow, the Overcollateralization Amount and
                             approximately 2.25% in subordinate certificates.

                       (8)   The Class M-7 Certificates are enhanced by Excess
                             Cashflow, the Overcollateralization Amount and
                             approximately 1.00% in subordinate certificates.

                       (9)   The Class M-8 Certificates are enhanced by Excess
                             Cashflow and the Overcollateralization Amount.

EXPECTED CREDIT SUPPORT
PERCENTAGE:
                         Class   Initial Credit Support  After Stepdown Support
                         -----   ----------------------  ----------------------
                           A             20.15%                  40.30%
                          M-1            12.55%                  25.10%
                          M-2             9.35%                  18.70%
                          M-3             7.85%                  15.70%
                          M-4             6.45%                  12.90%
                          M-5             5.45%                  10.90%
                          M-6             4.45%                  8.90%
                          M-7             3.20%                  6.40%
                          M-8             2.20%                  4.40%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

EXPECTED                  Prior to the Stepdown Date, the Overcollateralization
OVERCOLLATERALIZATION     Target Amount will be approximately 2.20% of the
TARGET AMOUNT:            Cut-off Date Principal Balance. The
                          Overcollateralization Target Amount on or after the
                          Stepdown Date will be the greater of approximately (a)
                          4.40% of the aggregate Principal Balance of the
                          Mortgage Loans for the related Distribution Date and
                          (b) 0.50% of the Cut-off Date Principal Balance;
                          provided however, if a Trigger Event has occurred on
                          the related Distribution Date, the
                          Overcollateralization Target Amount will be equal to
                          the Overcollateralization Target Amount for the
                          previous Distribution Date.

OVERCOLLATERALIZATION     The Overcollateralization Release Amount means, with
RELEASE AMOUNT:           respect to any Distribution Date on or after the
                          Stepdown Date on which a Trigger Event is not in
                          effect, the excess, if any, of (i) the
                          Overcollateralization Amount for such Distribution
                          Date (assuming that 100% of the Principal Remittance
                          Amount is applied as a principal payment on such
                          Distribution Date) over (ii) the Overcollateralization
                          Target Amount for such Distribution Date.

OVERCOLLATERALIZATION     As of any Distribution Date, the Overcollateralization
DEFICIENCY AMOUNT:        Deficiency Amount is the excess, if any, of (a) the
                          Overcollateralization Target Amount for such
                          Distribution Date over (b) the Overcollateralization
                          Amount for such Distribution Date, calculated for this
                          purpose after taking into account the reduction on
                          such Distribution Date of the certificate principal
                          balances of all classes of Certificates resulting from
                          the distribution of the Principal Distribution Amount
                          (but not the Extra Principal Distribution Amount) on
                          such Distribution Date, but prior to taking into
                          account any Realized Losses allocated to any class of
                          Certificates on such Distribution Date.

OVERCOLLATERALIZATION     The Overcollateralization Amount is equal to the
AMOUNT:                   excess of the aggregate principal balance of the
                          Mortgage Loans over the aggregate principal balance of
                          the Certificates. On the Closing Date, the
                          Overcollateralization Amount is expected to equal the
                          Overcollateralization Target Amount. To the extent the
                          Overcollateralization Amount is reduced below the
                          Overcollateralization Target Amount, Excess Cashflow
                          will be directed to build the Overcollateralization
                          Amount until the Overcollateralization Target Amount
                          is reached.

AVAILABLE FUNDS:          Available Funds will be equal to the sum of the
                          following amounts with respect to the Mortgage Loans,
                          net of amounts reimbursable or payable therefrom to
                          any of Servicer or the Trustee: (i) the aggregate
                          amount of monthly payments on the Mortgage Loans due
                          during the related collection period and received by
                          the Servicer on or prior to the related determination
                          date, (ii) unscheduled payments in respect of the
                          Mortgage Loans, including prepayments, insurance
                          proceeds, net liquidation proceeds, condemnation
                          proceeds, recoveries and proceeds from repurchases of
                          and substitutions for such Mortgage Loans occurring
                          during the related prepayment period, excluding
                          prepayment charges, (iii) on the Distribution Date on
                          which the Trust is to be terminated in accordance with
                          the pooling and servicing agreement, the termination
                          price and (iv) payments from the Servicer in
                          connection with Advances and Compensating Interest for
                          such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

EXCESS CASHFLOW:          For the Certificates on each Distribution Date is
                          equal to the sum of (x) any Overcollateralization
                          Release Amount and (y) the excess of the Available
                          Funds over the sum of (i) the interest paid on the
                          Certificates and (ii) the Principal Remittance Amount.

STEPDOWN DATE:            The earlier to occur of (i) the Distribution Date on
                          which the aggregate certificate principal balance of
                          the Class A Certificates has been reduced to zero and
                          (ii) the later to occur of (a) the Distribution Date
                          in November 2007 and (b) the first Distribution Date
                          on which the Credit Enhancement Percentage is greater
                          than or equal to 40.30%. The Credit Enhancement
                          Percentage is obtained by dividing (x) the sum of the
                          aggregate certificate principal balance of the
                          Mezzanine Certificates and the Overcollateralization
                          Amount (before taking into account distributions of
                          principal on such Distribution Date) by (y) the
                          aggregate principal balance of the Mortgage Loans as
                          of the last day of the related collection period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any
Distribution Date will be the lesser of (x) the related Formula Rate for such
Distribution Date and (y) the Net WAC Rate for such Distribution Date.

FORMULA RATE:

The Formula Rate for the Offered Certificates is the lesser of:

    (i)   the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

    (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

ADJUSTED NET MORTGAGE RATE:

The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee Rate and (ii) the Trustee
Fee Rate.

ADJUSTED NET MAXIMUM MORTGAGE RATE:

The Adjusted Net Maximum Mortgage Rate for each Mortgage Loan is equal to the maximum mortgage interest rate (or the mortgage interest rate in the case of any fixed rate mortgage loan) less the sum of (i) the Servicing Fee Rate and (ii)
the Trustee Fee Rate.

MAXIMUM CAP RATE:

The Maximum Cap Rate for the Offered Certificates on any Distribution Date is a
per annum rate (subject to adjustment based on the actual number of days elapsed in the related InterestAccrual Period) equal to the weighted average of the
Adjusted Net Maximum Mortgage Rates of the Mortgage Loans.

NET WAC RATE:

The Net WAC Rate for the Offered Certificates on any Distribution Date is a per
annum rate (subject to adjustment based on the actual number of days elapsed in the related InterestAccrual Period) equal to the weighted average of the
Adjusted Net Mortgage Rates of the Mortgage Loans.

NET WAC RATE CARRYOVER AMOUNT:

If, on any Distribution Date, the Pass-Through Rate for a class of Offered
Certificates is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount"
for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the Net
WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover
Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such
Distribution Date or future Distribution Dates to the extent of funds available.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TRIGGER EVENT
--------------------------------------------------------------------------------

TRIGGER EVENT:            A Trigger Event exists with respect to any
                          Distribution Date on or after the Stepdown Date (i) if
                          the three month rolling average of 60+ day delinquent
                          loans (including loans that are in bankruptcy or
                          foreclosure and are 60+ days delinquent or that are
                          REO) is greater than 41% of the Credit Enhancement
                          Percentage or (ii) if the Cumulative Realized Loss
                          Percentage exceeds the value defined below for such
                          Distribution Date:

                                                           CUMULATIVE REALIZED
                              DISTRIBUTION DATES             LOSS PERCENTAGE
                              ------------------             ---------------
                           November 2007 - October 2008           3.50%
                           November 2008 - October 2009           5.75%
                           November 2009 - October 2010           7.50%
                            October 2010 and after                8.50%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
                              CLASS A CERTIFICATES
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the
Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xviii)
of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield
Maintenance Agreement will terminate after the Distribution Date in August 2008.

--------------------------------------------------------------------------------
                      YIELD MAINTENANCE AGREEMENT SCHEDULE
--------------------------------------------------------------------------------
    PERIOD           NOTIONAL ($)            LOWER STRIKE         UPPER STRIKE
--------------------------------------------------------------------------------
      1             247,468,000                 7.35%                9.74%
      2             241,061,900                 6.85%                9.74%
      3             234,570,897                 6.62%                9.74%
      4             227,992,617                 6.61%                9.73%
      5             221,326,140                 7.36%                9.73%
      6             214,572,148                 6.61%                9.72%
      7             207,732,702                 6.84%                9.72%
      8             200,813,094                 6.61%                9.72%
      9             194,038,344                 6.83%                9.71%
      10            187,437,835                 6.61%                9.71%
      11            181,007,072                 6.60%                9.70%
      12            174,741,732                 6.83%                9.70%
      13            168,637,491                 6.59%                9.69%
      14            162,690,194                 6.82%                9.69%
      15            156,895,796                 6.58%                9.68%
      16            151,250,354                 6.57%                9.67%
      17            145,750,027                 7.32%                9.67%
      18            140,391,115                 6.57%                9.66%
      19            135,169,933                 6.79%                9.65%
      20            130,082,932                 6.55%                9.64%
      21            125,126,653                 6.78%                9.64%
      22            120,297,729                 7.15%                9.63%
      23            115,604,700                 7.42%                9.62%
      24            111,036,796                 7.67%                9.61%
      25            106,585,808                 7.40%                9.60%
      26            102,248,736                 7.65%                9.59%
      27             98,022,658                 7.38%                9.58%
      28             93,904,726                 7.67%                9.58%
      29             89,897,109                 8.69%                9.57%
      30             85,994,342                 7.80%                9.57%
      31             82,191,253                 8.07%                9.57%
      32             78,485,292                 7.79%                9.56%
      33             74,873,974                 8.07%                9.56%
      34             71,354,987                 8.31%                9.55%
      35             67,934,139                 8.61%                9.54%
      36             64,600,405                 8.91%                9.54%
      37             61,351,574                 8.59%                9.53%
      38             61,351,574                 8.89%                9.53%
      39             61,351,574                 8.59%                9.53%
      40             61,351,574                 8.95%                9.53%
      41             61,351,574                 9.53%                9.53%
      42             61,351,574                 9.15%                9.53%
      43             61,351,574                 9.47%                9.53%
      44             61,351,574                 9.15%                9.53%
      45             60,083,476                 9.46%                9.53%
      46             58,548,559                 9.48%                9.52%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
     CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4 ANC CLASS M-5 CERTIFICATES
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Mezzanine Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the
Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xviii)
of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield
Maintenance Agreement will terminate after the Distribution Date in August 2008.

--------------------------------------------------------------------------------
                      YIELD MAINTENANCE AGREEMENT SCHEDULE
--------------------------------------------------------------------------------
    PERIOD           NOTIONAL ($)            LOWER STRIKE         UPPER STRIKE
--------------------------------------------------------------------------------
      1                 45,557,000              6.66%                9.05%
      2                 45,557,000              6.16%                9.05%
      3                 45,557,000              5.93%                9.05%
      4                 45,557,000              5.93%                9.05%
      5                 45,557,000              6.68%                9.05%
      6                 45,557,000              5.94%                9.05%
      7                 45,557,000              6.17%                9.05%
      8                 45,557,000              5.94%                9.05%
      9                 45,557,000              6.17%                9.05%
      10                45,557,000              5.95%                9.05%
      11                45,557,000              5.95%                9.05%
      12                45,557,000              6.18%                9.05%
      13                45,557,000              5.95%                9.05%
      14                45,557,000              6.18%                9.05%
      15                45,557,000              5.95%                9.05%
      16                45,557,000              5.95%                9.05%
      17                45,557,000              6.70%                9.05%
      18                45,557,000              5.96%                9.05%
      19                45,557,000              6.19%                9.05%
      20                45,557,000              5.96%                9.05%
      21                45,557,000              6.19%                9.05%
      22                45,557,000              6.57%                9.05%
      23                45,557,000              6.85%                9.05%
      24                45,557,000              7.11%                9.05%
      25                45,557,000              6.85%                9.05%
      26                45,557,000              7.11%                9.05%
      27                45,557,000              6.85%                9.05%
      28                45,557,000              7.14%                9.05%
      29                45,557,000              8.17%                9.05%
      30                45,557,000              7.28%                9.05%
      31                45,557,000              7.55%                9.05%
      32                45,557,000              7.28%                9.05%
      33                45,557,000              7.56%                9.05%
      34                45,557,000              7.81%                9.05%
      35                45,557,000              8.12%                9.05%
      36                45,557,000              8.42%                9.05%
      37                45,557,000              8.11%                9.05%
      38                45,557,000              8.41%                9.05%
      39                43,383,844              8.14%                9.08%
      40                40,704,727              8.51%                9.09%
      41                38,097,133              9.09%                9.09%
      42                35,557,875              8.70%                9.08%
      43                33,083,146              9.00%                9.06%
      44                30,671,304              8.67%                9.05%
      45                29,588,848              8.98%                9.05%
      46                28,832,959              9.01%                9.05%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
                  CLASS M-6, CLASS M-7, CLASS M-8 CERTIFICATES
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Mezzanine Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the
Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper rate. Net
WAC Rate Carryover Amounts to the extent not covered by clause (xviii) of the
Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance
Agreement will terminate after the Distribution Date in August 2008.

--------------------------------------------------------------------------------
                      YIELD MAINTENANCE AGREEMENT SCHEDULE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    PERIOD           NOTIONAL ($)            LOWER STRIKE        UPPER STRIKE
--------------------------------------------------------------------------------
      1                 10,073,000              4.26%               6.65%
      2                 10,073,000              3.76%               6.65%
      3                 10,073,000              3.53%               6.65%
      4                 10,073,000              3.53%               6.65%
      5                 10,073,000              4.28%               6.65%
      6                 10,073,000              3.54%               6.65%
      7                 10,073,000              3.77%               6.65%
      8                 10,073,000              3.54%               6.65%
      9                 10,073,000              3.77%               6.65%
      10                10,073,000              3.55%               6.65%
      11                10,073,000              3.55%               6.65%
      12                10,073,000              3.78%               6.65%
      13                10,073,000              3.55%               6.65%
      14                10,073,000              3.78%               6.65%
      15                10,073,000              3.55%               6.65%
      16                10,073,000              3.55%               6.65%
      17                10,073,000              4.30%               6.65%
      18                10,073,000              3.56%               6.65%
      19                10,073,000              3.79%               6.65%
      20                10,073,000              3.56%               6.65%
      21                10,073,000              3.79%               6.65%
      22                10,073,000              4.17%               6.65%
      23                10,073,000              4.45%               6.65%
      24                10,073,000              4.71%               6.65%
      25                10,073,000              4.45%               6.65%
      26                10,073,000              4.71%               6.65%
      27                10,073,000              4.45%               6.65%
      28                10,073,000              4.74%               6.65%
      29                10,073,000              5.77%               6.65%
      30                10,073,000              4.88%               6.65%
      31                10,073,000              5.15%               6.65%
      32                10,073,000              4.88%               6.65%
      33                10,073,000              5.16%               6.65%
      34                10,073,000              5.41%               6.65%
      35                10,073,000              5.72%               6.65%
      36                10,073,000              6.02%               6.65%
      37                10,073,000              5.71%               6.65%
      38                 8,417,182              6.04%               6.68%
      39                 7,640,631              5.71%               6.65%
      40                 7,445,185              6.07%               6.65%
      41                 7,254,956              6.65%               6.65%
      42                 7,069,713              6.27%               6.65%
      43                 6,889,177              6.59%               6.65%
      44                 6,713,229              6.27%               6.65%
      45                 6,541,752              6.58%               6.65%
      46                 6,374,634              6.61%               6.65%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I.   On each Distribution Date, the Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i)      concurrently, to the holders of the Class A Certificates, pro rata,
         Accrued Certificate Interest for such Distribution Date;

(ii)     concurrently, to the holders of the Class A Certificates, pro rata, the
         Unpaid Interest Shortfall Amount, if any, for such Distribution Date;

(iii)    to the holders of the Class M-1 Certificates, Accrued Certificate
         Interest for such class for such Distribution Date;

(iv)     to the holders of the Class M-2 Certificates, Accrued Certificate
         Interest for such class for such Distribution Date;

(v)      to the holders of the Class M-3 Certificates, Accrued Certificate
         Interest for such class for such Distribution Date;

(vi)     to the holders of the Class M-4 Certificates, Accrued Certificate
         Interest for such class for such Distribution Date;

(vii)    to the holders of the Class M-5 Certificates, Accrued Certificate
         Interest for such class for such Distribution Date;

(viii)   to the holders of the Class M-6 Certificates, Accrued Certificate
         Interest for such class for such Distribution Date;

(ix)     to the holders of the Class M-7 Certificates, Accrued Certificate
         Interest for such class for such Distribution Date;

(x)      to the holders of the Class M-8 Certificates, Accrued Certificate
         Interest for such class for such Distribution Date; and

(xi)     any remainder as described under "Excess Cashflow Distribution".

On any Distribution Date, any shortfalls resulting from prepayment interest shortfalls not covered by Servicer compensating interest payments or from the application of the Relief Act or similar state laws will be allocated first to reduce the amounts otherwise remaining after clause (xviii) of the Excess
Cashflow Distribution, and thereafter as a reduction to the Accrued Certificate
Interest for the Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that
Distribution Date. The holders of the Offered Certificates will not be entitled to reimbursement for the allocation of any such prepayment interest shortfalls or Relief Act shortfalls to such Certificates.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I.   On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a
     Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

(i)      to the holders of the Class A Certificates, sequentially, until the certificate principal balances thereof have been reduced to zero;

(ii)     to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(iii)    to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iv)     to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(v)      to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(vi)     to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vii)    to the Class M-6 Certificates until the certificate principal balance is reduced to zero;

(viii)   to the Class M-7 Certificates until the certificate principal balance is reduced to zero; and

(ix)     to the Class M-8 Certificates until the certificate principal balance is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

II.  On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

(i)      to the holders of the Class A Certificates, the Class A Principal
         Distribution Amount, sequentially, until the certificate principal balances thereof have been reduced to zero;

(ii)     to the Class M-1 Certificates, the Class M-1 Principal Distribution
         Amount until the certificate principal balance thereof is reduced to zero;

(iii)    to the Class M-2 Certificates, the Class M-2 Principal Distribution
         Amount until the certificate principal balance thereof is reduced to zero;

(iv)     to the Class M-3 Certificates, the Class M-3 Principal Distribution
         Amount until the certificate principal balance thereof is reduced to zero;

(v)      to the Class M-4 Certificates, the Class M-4 Principal Distribution
         Amount until the certificate principal balance thereof is reduced to zero;

(vi)     to the Class M-5 Certificates, the Class M-5 Principal Distribution
         Amount until the certificate principal balance thereof is reduced to zero;

(vii)    to the Class M-6 Certificates, the Class M-6 Principal Distribution
         Amount until the certificate principal balance thereof is reduced to zero;

(viii)   to the Class M-7 Certificates, the Class M-7 Principal Distribution
         Amount until the certificate principal balance thereof is reduced to zero; and

(ix)     to the Class M-8 Certificates, the Class M-8 Principal Distribution
         Amount until the certificate principal balance thereof is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i)      to build or maintain the Overcollateralization Amount to the
         Overcollateralization Target Amount;

(ii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)    to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)   to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)     to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)     to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii)   to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv)    to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xv)     to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvi)    to the Class M-8 Certificates, any Unpaid Interest Shortfall Amount;

(xvii)   to the Class M-8 Certificates, any Allocated Realized Loss Amount;

(xviii)  to the Offered Certificates an amount equal to any unpaid remaining Net
         WAC Rate Carryover Amounts in the same order and priority in which
         Accrued Certificate Interest is allocated; and

(xix)    any remaining amounts as specified in the pooling and servicing agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINTIONS
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE       Accrued Certificate Interest for each class of Offered
INTEREST:                 Certificates for each Distribution Date means an
                          amount equal to the interest accrued during the
                          Interest Accrual Period on the certificate principal
                          balance of such class of Certificates, as reduced by
                          such class' interest percentage of prepayment interest
                          shortfalls (not covered by Servicer compensating
                          interest payments) and shortfalls caused by the Relief
                          Act or similar state laws for such Distribution Date
                          as described under "Interest Distributions".

UNPAID INTEREST           The Unpaid Interest Shortfall Amount means (i) for
SHORTFALL AMOUNT:         each class of Offered Certificates and the first
                          Distribution Date, zero, and (ii) with respect to each
                          class of Offered Certificates and any Distribution
                          Date after the first Distribution Date, the amount, if
                          any, by which (a) the sum of (1) Accrued Certificate
                          Interest for such class for the immediately preceding
                          Distribution Date and (2) the outstanding Unpaid
                          Interest Shortfall Amount, if any, for such class for
                          such preceding Distribution Date exceeds (b) the
                          aggregate amount distributed on such class in respect
                          of interest on such preceding Distribution Date, plus
                          interest on the amount of interest due but not paid on
                          the Certificates of such class on such preceding
                          Distribution Date, to the extent permitted by law, at
                          the Pass-Through Rate for such class for the related
                          Interest Accrual Period.

ALLOCATED REALIZED LOSS   An Allocated Realized Loss Amount with respect to any
AMOUNT:                   class of the Mezzanine Certificates and any
                          Distribution Date is an amount equal to the sum of any
                          Realized Losses allocated to that class of
                          Certificates on such Distribution Date and any
                          Allocated Realized Loss Amount for that class
                          remaining unpaid from the previous Distribution Date.

REALIZED LOSSES:          A Realized Loss is (i) as to any Mortgage Loan that is
                          liquidated, the unpaid principal balance thereof less
                          the net proceeds from the liquidation of, and any
                          insurance proceeds from, such Mortgage Loan and the
                          related mortgaged property which are applied to the
                          principal balance of such Mortgage Loan, (ii) to the
                          extent of the amount of any reduction of principal
                          balance by a bankruptcy court of the mortgaged
                          property at less than the amount of the Mortgage Loan
                          and (iii) a reduction in the principal balance of a
                          Mortgage Loan resulting from a modification by the
                          Servicer.

                          All Realized Losses on the Mortgage Loans will be
                          allocated on each Distribution Date, first to the
                          Excess Cashflow, second in reduction of the
                          Overcollateralization Amount, third to the Class M-8
                          Certificates, fourth to the Class M-7 Certificates,
                          fifth to the Class M-6 Certificates, sixth to the
                          Class M-5 Certificates, seventh to the Class M-4
                          Certificates, eighth to the Class M-3 Certificates,
                          ninth to the Class M-2 Certificates and tenth to the
                          Class M-1 Certificates. An allocation of any Realized
                          Losses to a Mezzanine Certificate on any Distribution
                          Date will be made by reducing the certificate
                          principal balance thereof, after taking into account
                          all distributions made thereon on such Distribution
                          Date. Realized Losses will not be allocated to the
                          Class A Certificates. However it is possible that
                          under certain loss scenarios there will not be enough
                          principal and interest on the Mortgage Loans to pay
                          the Class A Certificates all interest and principal
                          amounts to which such Certificates are then entitled.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINTIONS
--------------------------------------------------------------------------------

BASIC PRINCIPAL           The Basic Principal Distribution Amount means with
DISTRIBUTION AMOUNT:      respect to any Distribution Date the excess of (i) the
                          Principal Remittance Amount for such Distribution Date
                          over (ii) the Overcollateralization Release Amount, if
                          any, for such Distribution Date.

INTEREST REMITTANCE       The Interest Remittance Amount with respect to any
AMOUNT:                   Distribution Date is that portion of the Available
                          Funds for such Distribution Date attributable to
                          interest received or advanced with respect to the
                          Mortgage Loans.

PRINCIPAL DISTRIBUTION    The Principal Distribution Amount with respect to any
AMOUNT:                   Distribution Date is the sum of (i) the Basic
                          Principal Distribution Amount for such Distribution
                          Date and (ii) the Extra Principal Distribution Amount
                          for such Distribution Date.

PRINCIPAL REMITTANCE      The Principal Remittance Amount means with respect to
AMOUNT:                   any Distribution Date, the sum of (i) all scheduled
                          payments of principal collected or advanced on the
                          Mortgage Loans by the Servicer that were due during
                          the related collection period and received by the
                          Servicer on or prior to the related determination
                          date, (ii) the principal portion of all partial and
                          full principal prepayments of the Mortgage Loans
                          applied by the Servicer during the related prepayment
                          period, (iii) the principal portion of all related Net
                          Liquidation Proceeds and Insurance Proceeds and
                          recoveries received during such prepayment period with
                          respect to the Mortgage Loans, (iv) that portion of
                          the Purchase Price, representing principal of any
                          repurchased Mortgage Loans, deposited to the
                          Collection Account during such prepayment period, (v)
                          the principal portion of any related Substitution
                          Adjustments deposited in the Collection Account during
                          such prepayment period with respect to the Mortgage
                          Loans, and (vi) on the Distribution Date on which the
                          Trust is to be terminated in accordance with the
                          Pooling Agreement, that portion of the termination
                          price representing principal with respect to the
                          Mortgage Loans.

EXTRA PRINCIPAL           The Extra Principal Distribution Amount with respect
DISTRIBUTION AMOUNT:      to any Distribution Date is the lesser of (x) the
                          Excess Cashflow for such Distribution Date and (y) the
                          Overcollateralization Deficiency Amount for such
                          Distribution Date.

CLASS A PRINCIPAL         Class A Principal Distribution Amount is an amount
DISTRIBUTION AMOUNT:      equal to the excess of (a) the aggregate certificate
                          principal balance of the Class A Certificates
                          immediately prior to such Distribution Date over (b)
                          the lesser of (x) the product of (1) approximately
                          59.70% and (2) the aggregate principal balance of the
                          Mortgage Loans as of the last day of the related
                          collection period after giving effect to prepayments
                          in the related prepayment period and (y) the amount by
                          which the aggregate principal balance of the Mortgage
                          Loans as of the last day of the related collection
                          period after giving effect to prepayments in the
                          related prepayment period exceeds the product of (1)
                          0.50% and (2) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINTIONS
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL       The Class M-1 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount) and the Class M-1
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i)
                          approximately 74.90% and (ii) the aggregate principal
                          balance of the Mortgage Loans as of the last day of
                          the related collection period after giving effect to
                          prepayments in the related prepayment period and (B)
                          the aggregate principal balance of the Mortgage Loans
                          as of the last day of the related collection period
                          after giving effect to prepayments in the related
                          prepayment period, minus the product of (x) 0.50% and
                          (y) the Cut-off Date Principal Balance.

CLASS M-2 PRINCIPAL       The Class M-2 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount) and the Class M-2
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i)
                          approximately 81.30% and (ii) the aggregate principal
                          balance of the Mortgage Loans as of the last day of
                          the related collection period after giving effect to
                          prepayments in the related prepayment period and (B)
                          the aggregate principal balance of the Mortgage Loans
                          as of the last day of the related collection period
                          after giving effect to prepayments in the related
                          prepayment period, minus the product of (x) 0.50% and
                          (y) the Cut-off Date Principal Balance.

CLASS M-3 PRINCIPAL       The Class M-3 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount) and the Class M-3
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i)
                          approximately 84.30% and (ii) the aggregate principal
                          balance of the Mortgage Loans as of the last day of
                          the related collection period after giving effect to
                          prepayments in the related prepayment period and (B)
                          the aggregate principal balance of the Mortgage Loans
                          as of the last day of the related collection period
                          after giving effect to prepayments in the related
                          prepayment period, minus the product of (x) 0.50% and
                          (y) the Cut-off Date Principal Balance.

CLASS M-4 PRINCIPAL       The Class M-4 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount) and the Class M-4
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i)
                          approximately 87.10% and (ii) the aggregate principal
                          balance of the Mortgage Loans as of the last day of
                          the related collection period after giving effect to
                          prepayments in the related prepayment period and (B)
                          the aggregate principal balance of the Mortgage Loans
                          as of the last day of the related collection period
                          after giving effect to prepayments in the related
                          prepayment period, minus the product of (x) 0.50% and
                          (y) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINTIONS
--------------------------------------------------------------------------------

CLASS M-5 PRINCIPAL       The Class M-5 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount) and the Class M-5
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i)
                          approximately 89.10% and (ii) the aggregate principal
                          balance of the Mortgage Loans as of the last day of
                          the related collection period after giving effect to
                          prepayments in the related prepayment period and (B)
                          the aggregate principal balance of the Mortgage Loans
                          as of the last day of the related collection period
                          after giving effect to prepayments in the related
                          prepayment period, minus the product of (x) 0.50% and
                          (y) the Cut-off Date Principal Balance.

CLASS M-6 PRINCIPAL       The Class M-6 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount) and the Class M-6
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i)
                          approximately 91.10% and (ii) the aggregate principal
                          balance of the Mortgage Loans as of the last day of
                          the related collection period after giving effect to
                          prepayments in the related prepayment period and (B)
                          the aggregate principal balance of the Mortgage Loans
                          as of the last day of the related collection period
                          after giving effect to prepayments in the related
                          prepayment period, minus the product of (x) 0.50% and
                          (y) the Cut-off Date Principal Balance.

CLASS M-7 PRINCIPAL       The Class M-7 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount) and the Class M-7
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i)
                          approximately 93.60% and (ii) the aggregate principal
                          balance of the Mortgage Loans as of the last day of
                          the related collection period after giving effect to
                          prepayments in the related prepayment period and (B)
                          the aggregate principal balance of the Mortgage Loans
                          as of the last day of the related collection period
                          after giving effect to prepayments in the related
                          prepayment period, minus the product of (x) 0.50% and
                          (y) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINTIONS
--------------------------------------------------------------------------------

CLASS M-8 PRINCIPAL       The Class M-8 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:      amount equal to the excess of (x) the sum of the
                          certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount, the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount, the Class M-7
                          Certificates (after taking into account the Class M-7
                          Principal Distribution Amount) and the Class M-8
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i)
                          approximately 95.60% and (ii) the aggregate principal
                          balance of the Mortgage Loans as of the last day of
                          the related collection period after giving effect to
                          prepayments in the related prepayment period and (B)
                          the aggregate principal balance of the Mortgage Loans
                          as of the last day of the related collection period
                          after giving effect to prepayments in the related
                          prepayment period, minus the product of (x) 0.50% and
                          (y) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                  TO MATURITY
--------------------------------------------------------------------------------

CLASS A-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%        75%|75%       100%|100%       125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             12.60          1.98            1.34           1.00           0.79            0.65           0.55
First Principal Date         11/25/2004     11/25/2004      11/25/2004     11/25/2004     11/25/2004      11/25/2004     11/25/2004
Last Principal Date           1/25/2025      2/25/2009      9/25/2007      12/25/2006      6/25/2006      2/25/2006      12/25/2005
Payment Windows (mos.)           243            52              35             26             20              16             14

CLASS A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             23.37          6.34            4.26           3.00            2.16           1.75           1.45
First Principal Date          1/25/2025      2/25/2009      9/25/2007      12/25/2006      6/25/2006      2/25/2006      12/25/2005
Last Principal Date           2/25/2031      1/25/2014      1/25/2011       5/25/2009      7/25/2007      12/25/2006     8/25/2006
Payment Windows (mos.)           74             60              41             30              14             11             9

CLASS A-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             28.17          14.47          10.21           7.66            5.68           3.58           2.22
First Principal Date          2/25/2031      1/25/2014      1/25/2011       5/25/2009      7/25/2007      12/25/2006     8/25/2006
Last Principal Date           7/25/2034      7/25/2031      11/25/2025      3/25/2021      12/25/2017     7/25/2015      7/25/2007
Payment Windows (mos.)           42             211            179             143            126            104             12

CLASS M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.98          10.43           7.23           5.58            4.94           5.21           5.23
First Principal Date         10/25/2025      6/25/2009      12/25/2007      2/25/2008      6/25/2008      11/25/2008     7/25/2007
Last Principal Date           6/25/2034     11/25/2028      10/25/2022      9/25/2018      10/25/2015     9/25/2013      9/25/2013
Payment Windows (mos.)           105            234            179             128             89             59             75

CLASS M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.98          10.37           7.18           5.48            4.66           4.37           4.05
First Principal Date         10/25/2025      6/25/2009      12/25/2007      1/25/2008      3/25/2008      6/25/2008      5/25/2008
Last Principal Date           5/25/2034     12/25/2026      1/25/2021       4/25/2017      8/25/2014      9/25/2012      5/25/2011
Payment Windows (mos.)           104            211            158             112             78             52             37

CLASS M-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%        75%|75%        100%|100%      125%|125%      150%|150%      175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.97          10.31           7.13           5.43            4.56           4.18           3.78
First Principal Date         10/25/2025      6/25/2009      12/25/2007     12/25/2007      2/25/2008      5/25/2008      2/25/2008
Last Principal Date           4/25/2034      8/25/2025      11/25/2019      5/25/2016      11/25/2013     2/25/2012      11/25/2010
Payment Windows (mos.)           103            195            144             102             70             46             34

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                             TO MATURITY (CONTINUED)
--------------------------------------------------------------------------------

CLASS M-4 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%          50%|50%        75%|75%        100%|100%      125%|125%       150%|150%     175%|175%
------------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             25.97           10.26           7.09           5.38            4.50           4.07           3.64
First Principal Date          10/25/2025      6/25/2009      12/25/2007     12/25/2007      1/25/2008       3/25/2008     1/25/2008
Last Principal Date           3/25/2034      10/25/2024      5/25/2019      10/25/2015      6/25/2013      10/25/2011     7/25/2010
Payment Windows (mos.)           102             185            138             95              66             44             31

CLASS M-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%          50%|50%        75%|75%        100%|100%      125%|125%       150%|150%     175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.96           10.19           7.04           5.33            4.43           3.99           3.55
First Principal Date          10/25/2025      6/25/2009      12/25/2007     12/25/2007      1/25/2008       2/25/2008     12/25/2007
Last Principal Date           2/25/2034      11/25/2023      8/25/2018       3/25/2015      12/25/2012      5/25/2011     3/25/2010
Payment Windows (mos.)           101             174            129             88              60             40             28

CLASS M-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%          50%|50%        75%|75%        100%|100%      125%|125%       150%|150%     175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.95           10.11           6.97           5.28            4.38           3.91           3.46
First Principal Date          10/25/2025      6/25/2009      12/25/2007     11/25/2007      12/25/2007      1/25/2008     11/25/2007
Last Principal Date           1/25/2034       2/25/2023      12/25/2017      9/25/2014      7/25/2012       1/25/2011     12/25/2009
Payment Windows (mos.)           100             165            121             83              56             37             26

CLASS M-7 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%          50%|50%        75%|75%        100%|100%      125%|125%       150%|150%     175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.93           9.95            6.85           5.17            4.28           3.80           3.35
First Principal Date          10/25/2025      6/25/2009      12/25/2007     11/25/2007      12/25/2007      1/25/2008     10/25/2007
Last Principal Date           11/25/2033      2/25/2022      3/25/2017       1/25/2014      1/25/2012       8/25/2010     8/25/2009
Payment Windows (mos.)            98             153            112             75              50             32             23

CLASS M-8 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%          50%|50%        75%|75%        100%|100%      125%|125%       150%|150%     175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.86           9.67            6.62           4.99            4.13           3.65           3.21
First Principal Date          10/25/2025      6/25/2009      12/25/2007     11/25/2007      11/25/2007     12/25/2007     9/25/2007
Last Principal Date           8/25/2033       5/25/2020      10/25/2015      1/25/2013      3/25/2011      12/25/2009     1/25/2009
Payment Windows (mos.)            95             132             95             63              41             25             17

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     TO CALL
--------------------------------------------------------------------------------

CLASS A-1 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%         50%|50%       75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)          12.60          1.98          1.34           1.00           0.79            0.65             0.55
First Principal Date       11/25/2004    11/25/2004    11/25/2004     11/25/2004     11/25/2004      11/25/2004       11/25/2004
Last Principal Date        1/25/2025      2/25/2009     9/25/2007     12/25/2006      6/25/2006       2/25/2006       12/25/2005
Payment Windows (mos.)        243            52            35             26             20              16               14

CLASS A-2 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%         50%|50%       75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          23.37          6.34          4.26           3.00           2.16            1.75             1.45
First Principal Date       1/25/2025      2/25/2009     9/25/2007     12/25/2006      6/25/2006       2/25/2006       12/25/2005
Last Principal Date        2/25/2031      1/25/2014     1/25/2011      5/25/2009      7/25/2007      12/25/2006       8/25/2006
Payment Windows (mos.)         74            60            41             30             14              11               9

CLASS A-3 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%         50%|50%       75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          27.89          12.69         8.73           6.47           4.75            2.97             2.22
First Principal Date       2/25/2031      1/25/2014     1/25/2011      5/25/2009      7/25/2007      12/25/2006       8/25/2006
Last Principal Date        4/25/2033      3/25/2019    10/25/2014      3/25/2012      8/25/2010       6/25/2009       7/25/2007
Payment Windows (mos.)         27            63            46             35             38              31               12

CLASS M-1 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%         50%|50%       75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          25.84          9.62          6.56           5.04           4.53            4.55             3.77
First Principal Date       10/25/2025     6/25/2009    12/25/2007      2/25/2008      6/25/2008      11/25/2008       7/25/2007
Last Principal Date        4/25/2033      3/25/2019    10/25/2014      3/25/2012      8/25/2010       6/25/2009       9/25/2008
Payment Windows (mos.)         91            118           83             50             27               8               15

CLASS M-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%         50%|50%       75%|75%       100%|100%      125%|125%       150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          25.84          9.62          6.56           4.99           4.28            4.05             3.79
First Principal Date      10/25/2025     6/25/2009     12/25/2007      1/25/2008      3/25/2008       6/25/2008       5/25/2008
Last Principal Date        4/25/2033     3/25/2019     10/25/2014      3/25/2012      8/25/2010       6/25/2009       9/25/2008
Payment Windows (mos.)        91            118            83             51             30              13               5

CLASS M-3 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%        50%|50%        75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          25.84          9.62          6.56           4.98           4.21            3.89             3.55
First Principal Date      10/25/2025     6/25/2009     12/25/2007     12/25/2007      2/25/2008       5/25/2008       2/25/2008
Last Principal Date        4/25/2033     3/25/2019     10/25/2014      3/25/2012      8/25/2010       6/25/2009       9/25/2008
Payment Windows (mos.)        91            118            83             52             31              14               8

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                               TO CALL (CONTINUED)
--------------------------------------------------------------------------------

CLASS M-4 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%        50%|50%        75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)          25.84          9.62          6.56           4.96           4.18            3.80             3.44
First Principal Date      10/25/2025     6/25/2009     12/25/2007     12/25/2007      1/25/2008       3/25/2008       1/25/2008
Last Principal Date        4/25/2033     3/25/2019     10/25/2014      3/25/2012      8/25/2010       6/25/2009       9/25/2008
Payment Windows (mos.)        91            118            83             52             32              16               9

CLASS M-5 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%        50%|50%        75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          25.84          9.62          6.56           4.96           4.15            3.75             3.36
First Principal Date      10/25/2025     6/25/2009     12/25/2007     12/25/2007      1/25/2008       2/25/2008       12/25/2007
Last Principal Date        4/25/2033     3/25/2019     10/25/2014      3/25/2012      8/25/2010       6/25/2009       9/25/2008
Payment Windows (mos.)        91            118            83             52             32              17               10

CLASS M-6 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%        50%|50%        75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          25.84          9.62          6.56           4.96           4.14            3.71             3.30
First Principal Date      10/25/2025     6/25/2009     12/25/2007     11/25/2007     12/25/2007       1/25/2008       11/25/2007
Last Principal Date        4/25/2033     3/25/2019     10/25/2014      3/25/2012      8/25/2010       6/25/2009       9/25/2008
Payment Windows (mos.)        91            118            83             53             33              18               11

CLASS M-7 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%        50%|50%        75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          25.84          9.62          6.56           4.94           4.11            3.66             3.25
First Principal Date      10/25/2025     6/25/2009     12/25/2007     11/25/2007     12/25/2007       1/25/2008       10/25/2007
Last Principal Date        4/25/2033     3/25/2019     10/25/2014      3/25/2012      8/25/2010       6/25/2009       9/25/2008
Payment Windows (mos.)        91            118            83             53             33              18               12

CLASS M-8 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%        50%|50%        75%|75%       100%|100%      125%|125%       150%|150%       175%|175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          25.84          9.60          6.55           4.93           4.09            3.61             3.19
First Principal Date      10/25/2025     6/25/2009     12/25/2007     11/25/2007     11/25/2007      12/25/2007       9/25/2007
Last Principal Date        4/25/2033     3/25/2019     10/25/2014      3/25/2012      8/25/2010       6/25/2009       9/25/2008
Payment Windows (mos.)        91            118            83             53             34              19               13

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       27

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2                 [BANC OF AMERICA SECURITIES LOGO OMITTED]
ASSET-BACKED CERTIFICATES, SERIES 2004-2
$303,098,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      NET WAC CAP SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                           NET WAC      NET WAC     EFFECTIVE NET                            NET WAC     NET WAC     EFFECTIVE NET
PERIOD       PAY DATE      RATE(1)      RATE(2)     WAC RATE(2)(3)     PERIOD    PAY DATE    RATE(1)     RATE(2)     WAC RATE(2)(3)
------------------------------------------------------------------------------------------------------------------------------------

   1        11/25/2004      7.61%        7.61%          10.00%          46       8/25/2008    8.08%        9.96%        10.00%
   2        12/25/2004      7.11%        7.11%          10.00%          47       9/25/2008    8.08%       10.14%        10.14%
   3        1/25/2005       6.88%        6.88%          10.00%          48      10/25/2008    8.34%       10.48%        10.48%
   4        2/25/2005       6.88%        6.88%          10.00%          49      11/25/2008    8.07%       10.13%        10.13%
   5        3/25/2005       7.63%        7.63%          10.00%          50      12/25/2008    8.34%       10.47%        10.47%
   6        4/25/2005       6.89%        6.89%          10.00%          51       1/25/2009    8.07%       10.13%        10.13%
   7        5/25/2005       7.12%        7.12%          10.00%          52       2/25/2009    8.07%       10.39%        10.39%
   8        6/25/2005       6.89%        6.89%          10.00%          53       3/25/2009    8.93%       11.68%        11.68%
   9        7/25/2005       7.12%        7.12%          10.00%          54       4/25/2009    8.07%       10.54%        10.54%
  10        8/25/2005       6.90%        6.90%          10.00%          55       5/25/2009    8.33%       10.89%        10.89%
  11        9/25/2005       6.90%        6.90%          10.00%          56       6/25/2009    8.06%       10.53%        10.53%
  12        10/25/2005      7.13%        7.13%          10.00%          57       7/25/2009    8.33%       10.88%        10.88%
  13        11/25/2005      6.90%        6.90%          10.00%          58       8/25/2009    8.06%       10.61%        10.61%
  14        12/25/2005      7.13%        7.13%          10.00%          59       9/25/2009    8.06%       10.63%        10.63%
  15        1/25/2006       6.90%        6.90%          10.00%          60      10/25/2009    8.33%       10.97%        10.97%
  16        2/25/2006       6.90%        6.90%          10.00%          61      11/25/2009    8.06%       10.61%        10.61%
  17        3/25/2006       7.65%        7.65%          10.00%          62      12/25/2009    8.32%       10.96%        10.96%
  18        4/25/2006       6.91%        6.91%          10.00%          63       1/25/2010    8.05%       10.60%        10.60%
  19        5/25/2006       7.14%        7.14%          10.00%          64       2/25/2010    8.05%       10.61%        10.61%
  20        6/25/2006       6.91%        6.91%          10.00%          65       3/25/2010    8.91%       11.74%        11.74%
  21        7/25/2006       7.14%        7.14%          10.00%          66       4/25/2010    8.05%       10.59%        10.59%
  22        8/25/2006       7.50%        7.52%          10.00%          67       5/25/2010    8.32%       10.94%        10.94%
  23        9/25/2006       7.77%        7.80%          10.00%          68       6/25/2010    8.05%       10.58%        10.58%
  24        10/25/2006      8.03%        8.06%          10.00%          69       7/25/2010    8.31%       10.93%        10.93%
  25        11/25/2006      7.77%        7.80%          10.00%          70       8/25/2010    8.04%       10.57%        10.57%
  26        12/25/2006      8.02%        8.06%          10.00%          71       9/25/2010    8.04%       10.56%        10.56%
  27        1/25/2007       7.77%        7.80%          10.00%          72      10/25/2010    8.31%       10.91%        10.91%
  28        2/25/2007       7.77%        8.09%          10.00%          73      11/25/2010    8.04%       10.55%        10.55%
  29        3/25/2007       8.61%        9.12%          10.00%          74      12/25/2010    8.30%       10.90%        10.90%
  30        4/25/2007       7.78%        8.23%          10.00%          75       1/25/2011    8.04%       10.54%        10.54%
  31        5/25/2007       8.04%        8.50%          10.00%          76       2/25/2011    8.03%       10.54%        10.54%
  32        6/25/2007       7.78%        8.23%          10.00%          77       3/25/2011    8.89%       11.66%        11.66%
  33        7/25/2007       8.04%        8.51%          10.00%          78       4/25/2011    8.03%       10.52%        10.52%
  34        8/25/2007       7.97%        8.76%          10.00%          79       5/25/2011    8.30%       10.87%        10.87%
  35        9/25/2007       8.09%        9.07%          10.00%          80       6/25/2011    8.03%       10.51%        10.51%
  36        10/25/2007      8.36%        9.37%          10.00%          81       7/25/2011    8.29%       10.86%        10.86%
  37        11/25/2007      8.09%        9.06%          10.00%          82       8/25/2011    8.03%       10.50%        10.50%
  38        12/25/2007      8.36%        9.36%          10.00%          83       9/25/2011    8.02%       10.49%        10.49%
  39        1/25/2008       8.09%        9.06%          10.00%          84      10/25/2011    8.29%       10.84%        10.84%
  40        2/25/2008       8.09%        9.42%          10.00%          85      11/25/2011    8.02%       10.48%        10.48%
  41        3/25/2008       8.64%        10.29%         10.29%          86      12/25/2011    8.29%       10.83%        10.83%
  42        4/25/2008       8.08%        9.62%          10.00%          87       1/25/2012    8.02%       10.47%        10.47%
  43        5/25/2008       8.35%        9.94%          10.00%          88       2/25/2012    8.02%       10.47%        10.47%
  44        6/25/2008       8.08%        9.62%          10.00%          89       3/25/2012    8.57%       11.18%        11.18%
  45        7/25/2008       8.35%        9.93%          10.00%
----------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes 6-month LIBOR at 2.21% and is run at the pricing speed to call.

(2)  Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3)  Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
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